SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2007
WINSTON HOTELS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-23732	56-1872141

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2626 Glenwood Avenue, Suite 200
Raleigh, North Carolina 27608
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (919) 510-6010
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On April 30, 2007, Winston Hotels, Inc. (“Winston”) issued a press release announcing that it had scheduled a special meeting of shareholders to vote on the proposal to approve the previously announced merger between Winston and a wholly-owned subsidiary of Inland American Real Estate Trust, Inc. (“Inland”). The special meeting will be held at the Homewood Suites hotel located at 5400 Edwards Mill Road, Raleigh, North Carolina on Thursday, June 21, 2007, beginning at 10:00 a.m., Eastern time. A copy of this press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 — Press release, dated April 30, 2007
Additional Information and Where to Find It
     In connection with the proposed merger, Winston has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”) . INVESTORS AND SECURITY HOLDERS OF WINSTON ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT WINSTON, INLAND AND THE PROPOSED MERGER. Investors can obtain the preliminary proxy statement and all other relevant documents filed by the company with the SEC free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Winston by contacting Winston’s Investor Relations at (919) 510-8003 or accessing Winston’s investor relations website. Investors and security holders are urged to read the preliminary proxy statement and the other relevant materials when they become available, including the definitive proxy statement, before making any voting or investment decision with respect to the merger.
Participants in the Solicitation
     Winston and its executive officers, directors, and employees may be deemed to be participating in the solicitation of proxies from Winston’s security holders in connection with the merger. Information about the executive officers and directors of Winston and the number of Winston common shares beneficially owned by such persons is set forth in Winston’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 16, 2007, as amended by Winston’s Annual Report on Form 10-K/A, which was filed with the SEC on April 30, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of Winston and its executive officers, directors and employees in the merger by reading the proxy statement regarding the merger when it becomes available.

1

Cautionary Statement Regarding Forward-Looking Statements
     Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors may cause actual results to differ materially from those expressed in any forward-looking statements. These factors include, but are not limited to: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the outcome of any legal proceedings that have been or may be instituted against Winston; (iii) the inability to complete the merger due to the failure to obtain shareholder approval or the failure to satisfy other conditions to completion of the merger; (iv) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (v) the ability to recognize the benefits of the merger; and (vi) the amount of the costs, fees, expenses and charges related to the merger. Although Winston believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. For a further discussion of these and other factors that could impact Winston’s future results, performance, achievements or transactions, see the documents filed by Winston from time to time with the Securities and Exchange Commission, and in particular the section titled, “Item 1A, Risk Factors” in Winston’s Annual Report on Form 10-K for the year ended December 31, 2006 filed on March 16, 2007. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINSTON HOTELS, INC. (Registrant)
Date: April 30, 2007	By:	/s/ Joseph V. Green
Joseph V. Green
President and Chief Financial Officer

EXHIBIT INDEX
                              99.1 — Press release, dated April 30, 2007